UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	11/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2010 Semiannual Report to Shareholders

DWS Floating Rate Plus Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Summary
11 Investment Portfolio
22 Statement of Assets and Liabilities
24 Statement of Operations
25 Statement of Changes in Net Assets
26 Financial Highlights
30 Notes to Financial Statements
40 Shareholder Meeting Results
41 Investment Management Agreement Approval
46 Interim and New Sub-Advisory Agreement Approval
49 Summary of Management Fee Evaluation by Independent Fee Consultant
53 Account Management Resources
54 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Loan investments are subject to interest-rate and credit risks. Floating rate loans tend to be rated below-investment grade and may be more vulnerable to economic or business changes than issuers with investment-grade credit. Adjustable rate loans are more sensitive to interest rate changes. The fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2010
Average Annual Total Returns as of 11/30/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	4.87%	11.71%	4.91%	3.61%
Class C	4.57%	10.95%	4.27%	2.98%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	1.98%	8.64%	3.94%	2.77%
Class C (max 1.00% CDSC)	3.57%	10.95%	4.27%	2.98%
No Sales Charges
Class S	5.00%	11.98%	5.07%	3.81%
Institutional Class	5.00%	11.98%	5.07%	3.81%
S&P®/LSTA Leveraged Loan Index+	4.84%	12.02%	5.48%	4.26%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2010 are 1.28%, 2.10%, 1.22% and 1.03% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Floating Rate Plus Fund — Class A [] S&P/LSTA Leveraged Loan Index+

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. Index returns began on June 30, 2007.

+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded loan terms.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 11/30/10	$9.33	$9.38	$9.33	$9.33
5/31/10	$9.10	$9.15	$9.10	$9.11
Distribution Information: Six Months as of 11/30/10: Income Dividends	$.22	$.18	$.23	$.23

Lipper Rankings — Loan Participation Funds Category as of 11/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	29	of	94	31
3-Year	3	of	69	5
Class C 1-Year	43	of	94	46
3-Year	10	of	69	15
Class S 1-Year	23	of	94	25
3-Year	1	of	69	2
Institutional Class 1-Year	23	of	94	25
3-Year	1	of	69	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2010 to November 30, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended November 30, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/10	$1,048.70	$1,045.70	$1,050.00	$1,050.00
Expenses Paid per $1,000*	$5.91	$9.90	$4.88	$4.52
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 6/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/10	$1,019.30	$1,015.39	$1,020.31	$1,020.66
Expenses Paid per $1,000*	$5.82	$9.75	$4.81	$4.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Plus Fund	1.15%	1.93%	.95%	.88%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Net Assets)	11/30/10	5/31/10

Loan Participations and Assignments	86%	85%
Cash Equivalents and other assets and liabilities, net	7%	7%
Corporate Bonds	7%	7%
Government & Agency Obligations	—	1%
	100%	100%

Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds and Common Stocks)	11/30/10	5/31/10

Consumer Discretionary	32%	27%
Industrials	18%	18%
Information Technology	10%	12%
Financials	9%	12%
Consumer Staples	8%	7%
Materials	7%	6%
Health Care	6%	5%
Energy	5%	7%
Telecommunication Services	3%	4%
Utilities	2%	2%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents)	11/30/10	5/31/10

BBB	1%	1%
BB	33%	29%
B	52%	51%
Below B	5%	8%
Not Rated	9%	11%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.

The quality ratings represent the Standard & Poor's Corporation ("S&P") credit ratings. The ratings of S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	11/30/10	5/31/10

Effective Maturity	4.4 years	4.3 years

Effective maturity is the weighted average of the senior loans and bonds held by the Fund taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of November 30, 2010 (Unaudited)
	Principal Amount ($)	Value ($)

Loan Participations and Assignments 86.1%
Senior Loans***
Consumer Discretionary 27.7%
Atlantic Broadband Finance LLC, Term Loan B, 5.0%, 11/8/2015	5,000,000	5,022,925
Bass Pro Group LLC, Term Loan, 5.0%, 4/9/2015	3,989,987	4,011,593
Bombardier Recreational Products, Inc., Term Loan, 3.27%, 6/28/2013	6,322,785	5,766,886
Buffets, Inc., Letter of Credit, First Lien, 7.539%, 4/22/2015	73,299	56,806
Burger King Corp., Term Loan B, 6.25%, 10/19/2016	8,000,000	8,118,280
Burlington Coat Factory Warehouse Corp., Term Loan, 2.51%, 5/28/2013	6,933,738	6,759,528
Carmike Cinemas, Inc., Term Loan B, 5.5%, 1/27/2016	898,350	904,445
Cedar Fair LP, Term Loan B, 5.5%, 12/15/2016	997,500	1,008,722
Cenveo Corp.:
Term Delay Draw, 4.792%, 6/21/2013	104,902	104,666
Term Loan C, 4.792%, 6/21/2013	5,121,416	5,109,893
Cequel Communications LLC, Term Loan, 2.253%, 11/5/2013	4,000,000	3,963,500
Charter Communications Operating LLC:
Term Loan, 2.26%, 3/6/2014	632,708	620,718
Term Loan, 3.54%, 9/6/2016	5,651,391	5,546,049
Cinedigm Digital Funding I LLC, Term Loan, 5.25%, 4/29/2016	2,835,520	2,814,253
Claire's Stores, Inc., Term Loan B, 3.044%, 5/29/2014	3,961,637	3,470,928
Collective Brands Finance, Inc., Term Loan A, 3.003%, 8/17/2014	763,833	759,059
Cumulus Media, Inc., Term Loan B, 4.003%, 6/11/2014	918,813	852,199
Dave & Buster's, Inc., Term Loan, 6.0%, 6/1/2016	1,990,000	1,990,000
Denny's, Inc., Term Loan B, 6.5%, 9/20/2016	6,500,000	6,565,000
DineEquity, Inc., Term Loan B, 6.0%, 10/19/2017	4,991,667	5,063,397
Dollar General Corp., Term Loan B-1, 3.006%, 7/7/2014	426,848	426,869
Dunkin' Brands, Inc., Term Loan B, 5.75%, 11/18/2017	7,000,000	7,081,480
Focus Brands, Inc., Term Loan, 7.25%, 10/13/2016	6,250,000	6,312,500
Ford Motor Co., Term Loan B1, 3.05%, 12/16/2013	5,165,459	5,121,836
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.21%, 4/30/2014	930,460	903,709
Gymboree Corp., Term Loan, 5.5%, 11/16/2017	7,000,000	7,031,255
Harbor Freight Tools USA, Inc., Term Loan, 5.0%, 2/24/2016	969,636	972,365
Harrah's Operating Co., Inc., Term Loan B3, 3.288%, 1/28/2015	8,978,034	7,848,912
Hertz Corp.:
Letter of Credit, 0.284%, 12/21/2012	469,217	464,707
Term Loan B, 2.01%, 12/21/2012	2,530,783	2,506,463
Hillman Group, Inc., Term Loan, 5.5%, 5/27/2016	997,500	1,001,864
Isle of Capri Casinos, Inc.:
Term Delay Draw A, 5.0%, 11/25/2013	1,398,055	1,386,556
Term Delay Draw B, 5.0%, 11/25/2013	1,589,563	1,576,489
Term Loan B, 5.0%, 11/25/2013	3,973,907	3,941,222
Jarden Corp., Term Loan B4, 3.539%, 1/26/2015	1,989,924	2,007,326
JRD Holdings, Inc., Term Loan, 2.51%, 7/2/2014	465,625	456,021
KAR Holdings, Inc., Term Loan B, 3.01%, 10/18/2013	6,569,529	6,531,393
Las Vegas Sands LLC:
Term Loan B, 3.01%, 11/23/2016	7,556,114	7,105,921
Term Delay Draw, 3.03%, 11/23/2016	1,388,585	1,305,853
Leslie's Poolmart, Inc., Term Loan, 6.0%, 11/24/2017	3,000,000	3,020,625
Local TV Finance LLC, Term Loan B, 2.29%, 5/7/2013	3,352,630	3,200,354
LodgeNet Entertainment Corp., Term Loan, 2.29%, 4/4/2014	5,449,030	5,088,032
Mediacom Broadband LLC, Term Loan F, 4.5%, 10/23/2017	3,990,000	3,975,038
Mediacom Illinois LLC, Term Loan D, 5.5%, 3/31/2017	1,485,000	1,485,616
Merrill Communications LLC, Second Lien Term Loan, 14.75%, 11/15/2013	411,455	388,825
Michaels Stores, Inc.:
Term Loan B1, 2.563%, 10/31/2013	5,369,943	5,183,848
Term Loan B2, 4.813%, 7/31/2016	3,500,000	3,478,720
Midcontinent Communications, Term Loan B, 6.25%, 12/31/2016	3,000,000	3,031,875
National Bedding Co., LLC:
First Lien Term Loan, 5.312%, 2/28/2013	1,359,074	1,334,869
Second Lien Term Loan, 5.313%, 2/28/2014	6,500,000	6,305,000
Neiman Marcus Group, Inc., Term Loan B2, 4.294%, 4/6/2015	8,636,788	8,410,073
Network Communications, Inc., Term Loan, 4.25%, 11/30/2012	884,596	614,794
Oceania Cruises, Inc., Term Loan B, 2.54%, 4/27/2015	5,262,500	4,823,976
OSI Restaurant Partners LLC:
Term Loan, 2.625%, 6/14/2013	567,166	532,487
Term Loan B, 2.625%, 6/14/2014	6,239,818	5,858,285
Petco Animal Supplies, Inc., Term Loan B1, 6.0%, 11/24/2017	10,000,000	10,036,700
Phillips-Van Heusen Corp., Term Loan B, 4.75%, 5/6/2016	1,892,619	1,916,589
Postmedia Network, Inc., Term Loan, 9.0%, 7/13/2016	6,229,167	6,335,062
Quad/Graphics, Inc., Term Loan B, 5.5%, 4/14/2016	4,987,500	4,898,099
Regal Cinemas Corp., Term Loan, 3.789%, 11/21/2016	2,985,000	3,000,164
Sagittarius Restaurants LLC, Term Loan B, 7.5%, 5/18/2015	3,467,188	3,473,688
Sally Holdings LLC, Term Loan B, 2.51%, 11/15/2013	976,848	973,390
Savers, Inc., Term Loan B, 5.75%, 3/11/2016	1,492,500	1,499,963
SuperMedia, Inc., Term Loan, 11.0%, 12/31/2015	350,998	229,416
Tenneco, Inc., Term Loan B, 5.039%, 6/3/2016	1,496,250	1,504,816
Toys "R" Us-Delaware, Inc., Term Loan, 6.0%, 8/17/2016	3,990,000	4,027,520
Travelport LLC:
Term Delay Draw, 4.963%, 8/21/2015	3,957,078	3,813,634
Term Loan B, 4.963%, 8/21/2015	846,323	815,644
Term Loan S, 4.789%, 8/21/2015	153,677	152,524
Tribune Co., Term Loan B, LIBOR Plus 3.00%, 6/4/2014**	987,500	628,810
United Components, Inc., Term Loan B, 6.25%, 3/23/2017	1,000,000	1,007,500
Universal City Development Partners Ltd., Term Loan B, 5.5%, 11/6/2014	1,322,481	1,335,580
Univision Communications, Inc., Term Loan, 4.506%, 3/31/2017	4,424,036	4,223,716
UPC Financing Partnership, Term Loan, 3.501%, 9/2/2013	2,000,000	1,955,000
VML US Finance LLC:
Term Delay Draw B, 4.8%, 5/25/2012	1,134,389	1,136,585
Term Loan B, 4.8%, 5/27/2013	5,079,792	5,089,626
Wendy's/Arby's Restaurant LLC, Term Loan B, 5.0%, 5/24/2017	1,995,000	2,009,125
		249,287,156
Consumer Staples 7.8%
American Seafoods Group LLC, Term Loan B, 5.5%, 5/7/2015	6,583,500	6,593,375
CTI Foods Holding Co., LLC:
Term Loan, 6.0%, 6/8/2015	1,499,356	1,506,853
Second Lien, 9.0%, 12/31/2015	5,723,928	5,666,690
Dean Foods Co., Term Loan B1, 3.29%, 4/2/2016	2,992,500	2,875,613
Michael Foods Group, Inc., Term Loan B, 6.25%, 6/29/2016	3,990,000	4,039,875
NBTY, Inc., Term Loan B, 6.25%, 10/2/2017	3,000,000	3,040,320
Pierre Foods, Inc., First Lien Term Loan, 7.0%, 9/30/2016	6,000,000	5,959,500
Pinnacle Foods Holdings Corp.:
Term Loan B, 2.754%, 4/2/2014	8,941,883	8,719,543
Term Loan D, 6.0%, 4/2/2014	498,750	505,802
Roundy's Supermarkets, Inc.:
Term Loan, 10.0%, 11/3/2013	2,000,000	2,006,250
Second Lien Term Loan, 10.0%, 4/18/2016	4,000,000	4,077,500
Smart & Final Stores Corp.:
Term Delay Draw, 3.284%, 5/31/2014	1,614,106	1,549,542
Term Loan B, 3.284%, 5/31/2014	2,270,190	2,179,382
US Foodservice, Inc., Term Loan B, 2.76%, 7/3/2014	8,958,948	8,130,245
Volume Services America, Inc.:
Term Loan A, 10.25%, 9/16/2015	6,000,000	5,955,000
Term Loan B, 10.75%, 9/16/2016	2,000,000	2,007,500
Wm. Bolthouse Farms, Inc.:
First Lien Term Loan, 5.5%, 2/11/2016	985,909	996,695
Second Lien Term Loan, 9.5%, 8/11/2016	4,510,000	4,560,738
		70,370,423
Energy 4.4%
Big West Oil LLC, Term Loan, 12.0%, 7/23/2015	1,345,833	1,376,114
Calumet Lubricants Co., LP:
Letter of Credit, 4.141%, 1/3/2015	740,971	715,504
Term Loan B, 4.286%, 1/3/2015	5,458,697	5,271,081
CCS Income Trust, Term Loan B, 3.288%, 11/14/2014	5,472,163	4,879,336
Dresser, Inc., Second Lien Term Loan, 6.034%, 5/4/2015	5,750,000	5,741,030
Hercules Offshore LLC, Term Loan B, 6.0%, 7/11/2013	5,912,267	5,486,318
Sheridan Production Partners I LLC:
Term Loan, 7.5%, 4/20/2017	6,555,716	6,598,754
Term Loan 1-A, 7.5%, 4/20/2017	868,686	874,389
Term Loan 1-M, 7.5%, 4/20/2017	530,599	534,082
Venoco, Inc., Term Loan, 4.313%, 5/8/2014	8,676,531	8,227,464
		39,704,072
Financials 6.8%
AGFS Funding Co., Term Loan B, 7.25%, 4/21/2015	2,000,000	2,019,370
AmWINS Group, Inc., First Lien Term Loan, 2.8%, 6/8/2013	2,921,000	2,734,056
Asurion Corp.:
First Lien Term Loan, 3.254%, 7/3/2014	2,481,234	2,311,679
Incremental Term Loan B2, 6.75%, 3/31/2015	3,500,000	3,468,290
Second Lien Term Loan, 6.753%, 7/3/2015	4,000,000	3,745,840
Brand Energy & Infrastructure Services, Inc., Term Loan B2, 3.563%, 2/7/2014	2,807,723	2,723,491
CIT Group, Inc., Term Loan 3, 6.25%, 8/11/2015	3,000,000	3,056,385
Conseco, Inc., Term Loan, 7.5%, 10/10/2013	9,808,885	9,795,104
CoreLogic, Inc., Term Loan B, 4.75%, 4/12/2016	997,500	1,004,358
Delos Aircraft, Inc., Term Loan B2, 7.0%, 3/17/2016	846,154	862,155
Gulf Tanks Acquisition, Inc., Second Lien Term Loan, 4.036%, 4/4/2014	500,000	403,750
International Lease Finance Corp., Term Loan B1, 6.75%, 3/17/2015	3,153,846	3,209,464
LPL Holdings, Inc., Term Loan, 5.25%, 6/28/2017	3,980,000	4,009,850
N.E.W. Holdings I LLC, Term Loan, 6.0%, 3/23/2016	8,785,714	8,748,375
Nuveen Investments, Inc., First Lien Term Loan, 3.289%, 11/13/2014	9,978,708	9,291,125
Pinafore LLC, Term Loan B, 6.75%, 9/29/2016	4,000,000	4,053,120
		61,436,412
Health Care 5.1%
AMN Healthcare, Inc., Term Loan B, 7.25%, 6/23/2015	4,382,031	4,365,599
Bausch & Lomb, Inc.:
Term Delay Draw, 3.506%, 4/24/2015	1,163,559	1,145,378
Term Loan, 3.539%, 4/24/2015	4,799,202	4,724,215
Community Health Systems, Inc.:
Term Delay Draw, 2.544%, 7/25/2014	386,810	377,543
Term Loan, 2.544%, 7/25/2014	7,524,687	7,344,434
DaVita, Inc., Term Loan B, 4.5%, 10/20/2016	3,500,000	3,520,895
Education Management LLC, Term Loan C, 2.063%, 6/3/2013	2,000,000	1,946,390
Grifols, Inc., Term Loan B, LIBOR plus 4.25%, 10/15/2016	1,000,000	1,011,565
HCA, Inc.:
Term Loan B, 2.539%, 11/18/2013	748,102	734,355
Term Loan B2, 3.539%, 3/31/2017	1,794,097	1,776,013
Health Management Associates, Inc., Term Loan B, 2.039%, 2/28/2014	2,895,236	2,822,348
IASIS Healthcare LLC:
Letter of Credit, 2.256%, 3/14/2014	261,331	254,537
Term Delay Draw, 2.256%, 3/14/2014	957,944	933,037
Term Loan B, 2.256%, 3/14/2014	2,771,107	2,699,058
IMS Health, Inc., Term Loan B, 5.25%, 2/26/2016	1,980,480	2,003,463
MedAssets, Inc., Term Loan, 5.25%, 11/15/2016	3,000,000	3,026,250
Mylan Laboratories, Inc., Term Loan B, 3.563%, 10/2/2014	195,618	196,242
Sun Healthcare Group, Inc., Term Loan B, 7.5%, 10/15/2016	1,000,000	991,250
Universal Health Services, Inc., Term Loan B, 5.5%, 11/15/2016	1,000,000	1,012,945
Warner Chilcott Co., LLC:
Term Loan A, 6.0%, 10/30/2014	1,158,002	1,159,305
Term Loan B2, 6.25%, 4/30/2015	939,501	948,304
Term Loan B4, 6.5%, 2/22/2016	490,196	495,877
Warner Chilcott Corp.:
Term Loan, 6.25%, 4/30/2015	556,891	562,109
Term Loan B1, 6.25%, 4/30/2015	564,203	569,490
WC Luxco SARL, Term Loan B3, 6.5%, 2/22/2016	1,509,804	1,527,303
		46,147,905
Industrials 15.9%
Acosta, Inc., Term Loan B, 2.51%, 7/28/2013	2,359,899	2,326,259
Advantage Sales & Marketing, Inc.:
Term Loan, 5.0%, 5/5/2016	995,000	996,990
Second Lien Term Loan, 8.5%, 5/5/2017	5,000,000	5,047,925
Alliance Laundry Systems LLC, Term Loan B, 6.25%, 9/23/2016	2,000,000	2,022,500
Armstrong World Industries, Inc., Term Loan B, 5.00%, 5/23/2017	3,500,000	3,534,265
AWAS Capital, Inc., First Lien Term Loan, 7.75%, 6/10/2016	3,000,000	3,082,500
Blount International, Inc., Term Loan B, 5.5%, 8/9/2016	3,000,000	3,011,250
Bucyrus International, Inc., Term Loan C, 4.25%, 2/19/2016	1,492,626	1,500,276
CEVA Group PLC:
First Lien Term Loan, 3.256%, 11/4/2013	4,431,383	4,209,814
Letter of Credit, 3.88%, 11/4/2013	538,852	511,909
ClientLogic Corp., Term Loan, 5.79%, 1/30/2014	6,015,506	5,613,250
Coach America Holdings, Inc.:
First Lien Term Loan, 3.04%, 4/18/2014	2,868,963	2,323,860
Letter of Credit, 3.04%, 4/20/2014	613,027	496,551
Continental Alloys & Services, Inc., Term Loan B, 9.5%, 6/14/2012	9,049,466	9,049,466
Delta Air Lines, Inc., Second Lien Term Loan, 3.539%, 4/30/2014	10,216,081	9,845,799
DynCorp International LLC, Term Loan B, 6.25%, 7/5/2016	4,000,000	4,034,580
Freescale Semiconductor, Inc., Term Loan B, 4.504%, 12/1/2016	9,762,966	9,219,901
Getty Images, Inc., Term Loan, 5.25%, 11/7/2016	5,000,000	5,049,550
Goodman Global Holdings, Inc., First Lien Term Loan, 5.75%, 10/28/2016	6,000,000	6,059,550
Interactive Data Corp., Term Loan B, 6.75%, 1/27/2017	3,491,250	3,551,422
John Maneely Co., Term Loan, 3.539%, 12/9/2013	5,967,008	5,836,092
Kenan Advantage Group, Inc., Term Loan, 6.25%, 6/11/2016	1,500,000	1,505,632
Language Line LLC, Term Loan B, 5.5%, 11/4/2015	7,473,700	7,478,408
Manitowoc Co., Inc., Term Loan B, 8.0%, 11/6/2014	403,609	410,085
MSCI, Inc., Term Loan, 4.75%, 6/1/2016	2,493,750	2,509,336
Nep II, Inc., Term Loan B, 2.544%, 2/16/2014	935,093	897,689
Orbitz Worldwide, Inc., Term Loan, 3.256%, 7/25/2014	6,559,201	6,220,320
Ozburn-Hessey Holding Co., LLC, Term Loan B, 7.5%, 4/8/2016	746,250	756,201
Sabre, Inc., Term Loan B, 2.256%, 9/30/2014	5,972,679	5,553,367
SRAM LLC, Term Loan B, 5.0%, 4/30/2015	1,267,241	1,273,578
Swift Transportation Co., Inc., Term Loan, 8.25%, 5/9/2014	8,942,019	8,918,054
Triumph Group, Inc., Term Loan B, 4.5%, 6/16/2016	1,496,250	1,504,203
United Airlines, Inc., Term Loan B, 2.313%, 2/3/2014	6,945,982	6,644,978
Vangent, Inc., Term Loan B, 2.29%, 2/14/2013	905,405	882,770
Viking Acquisition, Term Loan, 6.0%, 11/5/2016	4,000,000	4,022,500
West Corp.:
Term Loan B2, 2.628%, 10/24/2013	2,833,048	2,800,581
Term Loan B5, 4.503%, 7/15/2016	3,000,000	3,003,480
Wire Rope Corp. of America, Inc., Term Loan, 5.25%, 2/10/2014	997,810	987,832
		142,692,723
Information Technology 8.3%
Aspect Software, Inc., Term Loan B, 6.25%, 4/19/2016	7,970,000	8,019,812
Avaya, Inc., Term Loan, 3.034%, 10/24/2014	8,952,424	8,151,809
Caritor, Inc.:
Term Loan B, 2.51%, 6/4/2013	8,835,902	8,772,371
Letter of Credit, 2.54%, 6/4/2013	613,367	608,957
Dealer Computer Services, Inc., Term Loan B, 5.25%, 4/21/2017	2,662,088	2,676,516
Fidelity National Information Solutions, Inc., Term Loan B, 5.25%, 7/18/2016	2,250,000	2,281,871
Fifth Third Processing Solutions LLC, Term Loan B, 5.5%, 11/1/2016	4,000,000	4,038,200
First Data Corp.:
Term Loan B1, 3.003%, 9/24/2014	2,381,921	2,150,017
Term Loan B2, 3.003%, 9/24/2014	5,000,000	4,512,500
Term Loan B3, 3.003%, 9/24/2014	1,906,485	1,720,603
Flextronics International Ltd.:
Term Delay Draw A-1-B, 2.503%, 10/1/2014	910,145	897,817
Term Delay Draw A-1A, 2.503%, 10/1/2014	1,652,171	1,629,792
Term Delay Draw A-2, 2.503%, 10/1/2014	227,264	224,186
Term Loan B, 2.504%, 10/1/2012	1,317,388	1,299,544
Term Delay Draw A-3, 2.504%, 10/1/2014	980,783	967,499
Intersil Corp., Term Loan, 4.75%, 4/27/2016	2,992,500	3,018,684
Microsemi Corp., Term Loan B, LIBOR plus 3.50%, 11/2/2017	3,615,000	3,653,409
Pegasus Solutions, Inc., Term Loan B, 7.75%, 4/17/2013	1,769,353	1,669,093
RedPrairie Corp., Term Loan B, 6.0%, 3/24/2016	2,487,500	2,495,796
Savvis Communications Corp., Term Loan, 6.75%, 8/4/2016	4,500,000	4,558,117
SkillSoft Corp., Term Loan B, 6.5%, 5/26/2017	4,562,688	4,602,635
Spansion LLC, Term Loan B, 6.5%, 1/8/2015	3,358,770	3,399,713
SunGard Data Systems, Inc.:
Term Loan A, 2.003%, 2/28/2014	36,516	35,707
Term Loan B, 3.911%, 2/26/2016	1,927,975	1,917,303
TASC, Inc.:
Term Loan A, 5.5%, 12/18/2014	308,333	309,490
Term Loan B, 5.75%, 12/18/2015	661,667	666,355
		74,277,796
Materials 5.1%
Arizona Chemical, Inc., Term Loan B, 6.75%, 11/19/2016	3,500,000	3,521,875
Chemtura, Term Loan B, 5.5%, 8/27/2016	1,500,000	1,513,125
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/5/2016	3,000,000	3,047,505
Georgia-Pacific Corp., Term Loan B, 2.293%, 12/21/2012	266,300	266,158
Graphic Packaging International, Inc., Term Loan C, 3.04%, 5/16/2014	560,188	558,261
Huntsman International LLC, Term Loan C, 2.521%, 6/30/2016	1,281,862	1,261,039
Ineos US Finance LLC:
Term Loan B2, 7.501%, 12/16/2013	2,237,219	2,272,533
Term Loan C2, 8.001%, 12/16/2014	2,237,219	2,283,719
Lyondell Chemical Co., Term Loan, 5.5%, 4/8/2016	997,500	1,000,248
Momentive Performance Materials, Inc., Term Loan B, 2.563%, 12/4/2013	5,979,315	5,804,061
Momentive Specialty Chemicals, Inc.:
Term Loan C1, 2.563%, 5/6/2013	991,944	967,353
Term Loan C2, 2.563%, 5/6/2013	441,545	430,599
Noranda Aluminum Acquisition Corp., Term Loan B, 2.006%, 5/18/2014	4,674,457	4,600,460
Novelis Corp., Term Loan, 2.26%, 7/7/2014	1,405,972	1,401,219
Novelis, Inc., Term Loan, 2.26%, 7/6/2014	553,904	552,032
Pelican Products, Inc., Term Loan B, 5.75%, 11/23/2016	4,500,000	4,522,500
Polymer Group, Inc., Term Loan 2, 7.0%, 11/24/2014	4,696,468	4,705,227
Reynolds Group Holdings, Inc.:
Incremental Term Loan, 6.25%, 5/5/2016	3,478,125	3,506,385
Term Loan D, 6.5%, 5/5/2016	2,500,000	2,524,138
Term Loan, 6.75%, 5/5/2016	987,539	997,138
		45,735,575
Telecommunication Services 3.3%
Alaska Communications Systems Holdings, Inc., Term Loan B, 6.25%, 10/15/2016	6,000,000	6,032,130
CavTel Holdings LLC, Term Loan, 11.5%, 12/31/2012	665,343	668,879
Choice One Communications Corp., Term Loan, 11.75%, 6/30/2012	624,689	604,777
Hughes Network Systems LLC, Term Loan, 2.813%, 4/15/2014	500,000	482,082
Intelsat Jackson Holdings Ltd., Term Loan, 3.29%, 2/2/2014	7,354,454	7,027,181
MetroPCS Wireless, Inc.:
Term Loan B, 2.563%, 11/4/2013	374,218	371,982
Term Loan B, 3.813%, 11/4/2016	4,076,957	4,080,239
Sorenson Communications, Inc., Term Loan C, 6.0%, 8/16/2013	5,913,696	5,557,218
Springboard Finance LLC, Term Loan A, 7.0%, 2/2/2015	1,462,500	1,471,736
Telesat Canada:
Term Loan I, 3.26%, 10/31/2014	2,768,430	2,750,256
Term Loan II, 3.26%, 10/31/2014	237,794	236,233
		29,282,713
Utilities 1.7%
AEI Finance Holding LLC:
Term Loan, 3.289%, 3/30/2012	769,002	756,991
Term Loan, 3.289%, 3/30/2014	8,582,502	8,448,444
Calpine Corp., Term Loan, 3.165%, 3/29/2014	951,183	947,568
Great Point Power, Delay Draw Term Loan, 5.5%, 3/10/2017	995,000	995,622
Puget Energy, Inc., Term Loan, 2.506%, 12/14/2014	1,000,000	983,750
Texas Competitive Electric Holdings Co., LLC:
Term Delay Draw, 3.753%, 10/10/2014	778,140	598,378
Term Loan B1, 3.753%, 10/10/2014	2,984,615	2,309,749
		15,040,502
Total Loan Participations and Assignments (Cost $764,074,044)		773,975,277

Corporate Bonds 6.6%
Consumer Discretionary 1.9%
Avis Budget Car Rental LLC, 2.786%****, 5/15/2014	6,000,000	5,580,000
Hanesbrands, Inc., Series B, 4.121%****, 12/15/2014	4,000,000	3,940,000
Seminole Hard Rock Entertainment, Inc., 144A, 2.792%****, 3/15/2014	4,000,000	3,550,000
Travelport LLC, 4.922%****, 9/1/2014	4,000,000	3,620,000
		16,690,000
Energy 0.7%
Western Refining, Inc., 144A, 10.75%****, 6/15/2014	6,210,000	6,489,450
Financials 1.1%
Ford Motor Credit Co., LLC, 3.039%****, 1/13/2012	5,500,000	5,500,000
Hexion US Finance Corp., 4.786%****, 11/15/2014	5,000,000	4,700,000
		10,200,000
Industrials 0.4%
Continental Airlines, Inc., "B", Series 2006-1, 3.421%****, 6/2/2013	1,897,315	1,749,291
KAR Auction Services, Inc., 4.287%****, 5/1/2014	2,000,000	1,860,000
		3,609,291
Information Technology 1.3%
NXP BV, 3.039%****, 10/15/2013	6,100,000	5,764,500
Sanmina-SCI Corp., 144A, 3.042%****, 6/15/2014	5,845,000	5,545,444
		11,309,944
Materials 1.2%
Berry Plastics Corp., 5.039%****, 2/15/2015	6,441,000	6,151,155
Lyondell Chemical Co., 11.0%, 5/1/2018	268,013	298,164
NOVA Chemicals Corp., 3.568%****, 11/15/2013	5,000,000	4,837,500
		11,286,819
Total Corporate Bonds (Cost $58,019,348)		59,585,504

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary
Buffets Restaurants Holdings, Inc.*	14,489	52,885
SuperMedia, Inc.*	1,793	8,104
Total Common Stocks (Cost $62,755)		60,989

Cash Equivalents 16.3%
Central Cash Management Fund, 0.21% (a) (Cost $146,030,133)	146,030,133	146,030,133

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $968,186,280)+	109.0	979,651,903
Other Assets and Liabilities, Net	(9.0)	(81,255,211)
Net Assets	100.0	898,396,692

* Non-income producing security.

** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Tribune Co., Term Loan B	LIBOR plus 3.0%	6/4/2014	987,500	USD	964,047	628,810

*** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major US bank or LIBOR, and are shown at their current rate as of November 30, 2010.

**** These securities are shown at their current rate as of November 30, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $968,233,432. At November 30, 2010, net unrealized appreciation for all securities based on tax cost was $11,418,471. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,774,675 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,356,204.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London InterBank Offered Rate.

Prime: Interest rate charged by banks to their most creditworthy customers.

At November 30, 2010, the Fund had unfunded loan commitments of $1,000,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Delta Air Lines, Inc., Term Loan, 4/30/2012	1,000,000	965,500	(34,500)

At November 30, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2010	122	12,198,256	(174,822)
10 Year US Treasury Note	USD	3/22/2011	392	48,650,875	55,125
2 Year US Treasury Note	USD	3/31/2011	484	106,177,500	173,938
Federal Republic of Germany Euro-Schatz	EUR	12/8/2010	1,076	152,617,675	23,392
United Kingdom Long Gilt Bond	GBP	3/29/2011	138	25,955,723	184,601
Total net unrealized appreciation					262,234

At November 30, 2010, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	3/22/2011	297	35,429,955	(80,368)
10 Year Japanese Government Bond	JPY	12/9/2010	23	38,714,422	508,255
Federal Republic of Germany Euro-Bund	EUR	12/8/2010	438	72,785,279	1,162,806
Total net unrealized appreciation					1,590,693

As of November 30, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
SEK	492,000	USD	71,346	12/21/2010	1,240	UBS AG
CHF	4,187,000	USD	4,247,290	12/21/2010	52,889	UBS AG
GBP	1,056,000	USD	1,690,825	12/21/2010	46,199	UBS AG
EUR	13,889,000	USD	18,917,096	12/21/2010	813,931	UBS AG
JPY	354,867,000	USD	4,268,589	12/21/2010	20,795	UBS AG
JPY	48,510,000	USD	584,971	12/21/2010	4,301	UBS AG
CHF	572,000	USD	578,325	12/21/2010	5,313	UBS AG
GBP	144,000	USD	228,871	12/21/2010	4,604	UBS AG
EUR	1,899,000	USD	2,556,812	12/21/2010	81,622	UBS AG
SEK	67,000	USD	9,606	12/21/2010	59	UBS AG
Total unrealized appreciation					1,030,953

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	21,586,569	AUD	22,090,000	12/21/2010	(416,602)	UBS AG
USD	5,039,037	NOK	30,257,000	12/21/2010	(153,537)	UBS AG
USD	1,549,676	NZD	2,015,000	12/21/2010	(51,763)	UBS AG
USD	6,246,741	CAD	6,349,000	12/21/2010	(64,250)	UBS AG
USD	2,953,294	AUD	3,020,000	12/21/2010	(59,075)	UBS AG
USD	210,697	NZD	275,000	12/21/2010	(6,267)	UBS AG
USD	678,771	NOK	4,136,000	12/21/2010	(10,944)	UBS AG
USD	849,677	CAD	868,000	12/21/2010	(4,441)	UBS AG
Total unrealized depreciation					(766,879)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (b)
Loan Participations and Assignments	$—	$773,975,277	$—	$773,975,277
Corporate Bonds	—	59,585,504	—	59,585,504
Common Stocks	60,989	—	—	60,989
Short-Term Investments	146,030,133	—	—	146,030,133
Derivatives (c)	1,852,927	1,030,953	—	2,883,880
Total	$147,944,049	$834,591,734	$—	$982,535,783
Liabilities
Unfunded Loan Commitments	$—	$(34,500)	$—	$(34,500)
Derivatives (c)	—	(766,879)	—	(766,879)
Total	$—	$(801,379)	$—	$(801,379)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended November 30, 2010.

(b) See Investment Portfolio for additional detailed categorizations.

(c) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $822,156,147)	$833,621,770
Investment in Central Cash Management Fund (cost $146,030,133)	146,030,133
Total investments, at value (cost $968,186,280)	979,651,903
Cash	335,457
Deposits with broker for open futures contracts	3,736,728
Receivable for investments sold	15,255,485
Receivable for Fund shares sold	16,157,992
Interest receivable	4,031,883
Unrealized appreciation on open forward foreign currency exchange contracts	1,030,953
Receivable for variation margin on open futures contracts	1,852,927
Due from Advisor	42,276
Other assets	97,197
Total assets	1,022,192,801
Liabilities
Payable for investments purchased	120,767,295
Payable for Fund shares redeemed	1,288,530
Unrealized depreciation on open forward foreign currency exchange contracts	766,879
Unrealized depreciation on unfunded loan commitments	34,500
Accrued management fee	433,637
Other accrued expenses and payables	505,268
Total liabilities	123,796,109
Net assets, at value	$898,396,692
Net Assets Consist of
Undistributed net investment income	1,001,207
Net unrealized appreciation (depreciation) on: Investments	11,465,623
Futures	1,852,927
Unfunded loan commitments	(34,500)
Foreign currency	294,780
Accumulated net realized gain (loss)	(3,433,361)
Paid-in capital	887,250,016
Net assets, at value	$898,396,692

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of November 30, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($358,952,874 ÷ 38,471,033 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$9.33
Maximum offering price per share (100 ÷ 97.25 of $9.33)	$9.59
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($146,770,295 ÷ 15,654,231 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$9.38
Class S Net Asset Value, offering and redemption price per share ($277,093,908 ÷ 29,714,909 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$9.33
Institutional Class Net Asset Value, offering and redemption price per share ($115,579,615 ÷ 12,381,777 shares of beneficial interest outstanding, $.01 par value, unlimited number of shares authorized)	$9.33

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended November 30, 2010 (Unaudited)
Investment Income
Income: Interest	$17,998,516
Income distributions — Central Cash Management Fund	73,967
Total income	18,072,483
Expenses: Management fee	2,004,908
Administration fee	308,447
Services to shareholders	281,028
Distribution and service fees	703,136
Professional fees	86,729
Custodian fee	90,608
Trustees' fees and expenses	7,841
Reports to shareholders	71,763
Registration fees	60,612
Other	20,109
Total expenses before expense reductions	3,635,181
Expense reductions	(63,628)
Total expenses after expense reductions	3,571,553
Net investment income	14,500,930
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,876,330
Futures	(2,177,634)
Foreign currency	(3,476,891)
(3,778,195)
Change in net unrealized appreciation (depreciation) on: Investments	15,115,602
Futures	3,898,813
Unfunded loan commitments	21,750
Foreign currency	1,762,201
20,798,366
Net gain (loss)	17,020,171
Net increase (decrease) in net assets resulting from operations	$31,521,101

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2010 (Unaudited)	Year Ended May 31, 2010
Operations: Net investment income (loss)	$14,500,930	$7,718,310
Net realized gain (loss) on investment transactions	(3,778,195)	6,718,002
Change in net unrealized appreciation (depreciation)	20,798,366	896,612
Net increase (decrease) in net assets resulting from operations	31,521,101	15,332,924
Distributions to shareholders: Net investment income: Class A	(5,706,839)	(1,894,485)
Class C	(1,854,555)	(540,006)
Class S	(4,996,864)	(3,157,385)
Institutional Class	(2,390,948)	(3,156,117)
Net realized gains: Class A	—	(49,846)
Class C	—	(11,923)
Class S	—	(206,070)
Institutional Class	—	(349,650)
Total distributions	(14,949,206)	(9,365,482)
Fund share transactions: Proceeds from shares sold	503,255,423	479,922,931
Reinvestment of distributions	13,594,294	8,279,943
Cost of shares redeemed	(118,535,066)	(69,363,201)
Net increase (decrease) in net assets from Fund share transactions	398,314,651	418,839,673
Increase (decrease) in net assets	414,886,546	424,807,115
Net assets at beginning of period	483,510,146	58,703,031
Net assets at end of period (including undistributed net investment income of $1,001,207 and $1,449,483, respectively)	$898,396,692	$483,510,146

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended May 31,	2010	a	2010		2009		2008	b
Selected Per Share Data
Net asset value, beginning of period	$9.10		$7.87		$9.14		$10.00
Income (loss) from investment operations: Net investment incomec	.22		.41		.48		.54
Net realized and unrealized gain (loss)	.23		1.32		(1.32)		(.90)
Total from investment operations	.45		1.73		(.84)		(.36)
Less distributions from: Net investment income	(.22)		(.45)		(.43)		(.47)
Net realized gains	—		(.05)		—		(.03)
Total distributions	(.22)		(.50)		(.43)		(.50)
Net asset value, end of period	$9.33		$9.10		$7.87		$9.14
Total Return (%)d	4.87	**	22.48	e	(8.83	)e	(3.55	)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	359		166		4		5
Ratio of expenses before expense reductions (%)	1.15	*	1.28		1.62		1.85	*
Ratio of expenses after expense reductions (%)	1.15	*	1.20		1.16		1.20	*
Ratio of net investment income (%)	4.71	*	4.63		6.30		6.38	*
Portfolio turnover rate (%)	20	**	68		57		25	**
a For the six months ended November 30, 2010 (Unaudited).
b For the period June 29, 2007 (commencement of operations) to May 31, 2008.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C Years Ended May 31,	2010	a	2010		2009		2008	b
Selected Per Share Data
Net asset value, beginning of period	$9.15		$7.91		$9.13		$10.00
Income (loss) from investment operations: Net investment incomec	.18		.35		.41		.47
Net realized and unrealized gain (loss)	.23		1.32		(1.26)		(.90)
Total from investment operations	.41		1.67		(.85)		(.43)
Less distributions from: Net investment income	(.18)		(.38)		(.37)		(.41)
Net realized gains	—		(.05)		—		(.03)
Total distributions	(.18)		(.43)		(.37)		(.44)
Net asset value, end of period	$9.38		$9.15		$7.91		$9.13
Total Return (%)d	4.57	**	21.58	e	(9.13	)e	(4.27	)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147		59		1		5
Ratio of expenses before expense reductions (%)	1.93	*	2.10		2.42		2.66	*
Ratio of expenses after expense reductions (%)	1.93	*	1.95		1.96		2.02	*
Ratio of net investment income (%)	3.93	*	3.88		5.50		5.57	*
Portfolio turnover rate (%)	20	**	68		57		25	**
a For the six months ended November 30, 2010 (Unaudited).
b For the period June 29, 2007 (commencement of operations) to May 31, 2008.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S Years Ended May 31,	2010	a	2010	2009	2008	b
Selected Per Share Data
Net asset value, beginning of period	$9.10		$7.87	$9.14	$10.00
Income (loss) from investment operations: Net investment incomec	.22		.44	.49	.56
Net realized and unrealized gain (loss)	.24		1.30	(1.32)	(.90)
Total from investment operations	.46		1.74	(.83)	(.34)
Less distributions from: Net investment income	(.23)		(.46)	(.44)	(.49)
Net realized gains	—		(.05)	—	(.03)
Total distributions	(.23)		(.51)	(.44)	(.52)
Net asset value, end of period	$9.33		$9.10	$7.87	$9.14
Total Return (%)d	5.00	**	22.72	(8.69)	(3.38	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	277		176	10	5
Ratio of expenses before expense reductions (%)	1.02	*	1.22	1.61	1.69	*
Ratio of expenses after expense reductions (%)	.95	*	.95	.99	1.05	*
Ratio of net investment income (loss) (%)	4.91	*	4.88	6.47	6.54	*
Portfolio turnover rate (%)	20	**	68	57	25	**
a For the six months ended November 30, 2010 (Unaudited).
b For the period June 29, 2007 (commencement of operations) to May 31, 2008.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class Years Ended May 31,	2010	a	2010		2009		2008	b
Selected Per Share Data
Net asset value, beginning of period	$9.11		$7.87		$9.14		$10.00
Income (loss) from investment operations: Net investment incomec	.23		.44		.49		.56
Net realized and unrealized gain (loss)	.22		1.31		(1.32)		(.90)
Total from investment operations	.45		1.75		(.83)		(.34)
Less distributions from: Net investment income	(.23)		(.46)		(.44)		(.49)
Net realized gains	—		(.05)		—		(.03)
Total distributions	(.23)		(.51)		(.44)		(.52)
Net asset value, end of period	$9.33		$9.11		$7.87		$9.14
Total Return (%)	5.00	**	22.72	d	(8.69	)d	(3.38	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116		83		44		36
Ratio of expenses before expense reductions (%)	.88	*	1.03		1.45		1.74	*
Ratio of expenses after expense reductions (%)	.88	*	.95		.98		1.05	*
Ratio of net investment income (%)	4.98	*	4.88		6.48		6.54	*
Portfolio turnover rate (%)	20	**	68		57		25	**
a For the six months ended November 30, 2010 (Unaudited).
b For the period June 29, 2007 (commencement of operations) to May 31, 2008.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Floating Rate Plus Fund (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global bonds as part of its global tactical asset allocation overlay strategy. For the six months ended November 30, 2010, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of November 30, 2010, is included in a table following the Fund's Investment Portfolio. For the period ended November 30, 2010, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $121,617,000 to $345,600,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $73,340,000 to $165,098,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended November 30, 2010, as part of this strategy, the Fund used forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contract as of November 30, 2010, is included in a table following the Fund's Investment Portfolio. For the period ended November 30, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $22,551,000 to $59,444,000 and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from approximately $26,174,000 to $39,114,000.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$1,030,953	$—	$1,030,953
Interest Rate Contracts (b)	—	1,852,927	1,852,927
	$1,030,953	$1,852,927	$2,883,880

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

(b) Net unrealized appreciation (depreciation) on futures. Asset of Receivable for variation margin on open futures contracts reflects unsettled variation margin.
Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$766,879

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended November 30, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(3,393,534)	$—	$(3,393,534)
Interest Rate Contracts (b)	—	(2,177,634)	(2,177,634)
	$(3,393,534)	$(2,177,634)	$(5,571,168)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$1,698,030	$—	$1,698,030
Interest Rate Contracts (b)	—	3,898,813	3,898,813
	$1,698,030	$3,898,813	$5,596,843

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended November 30, 2010, purchases and sales of investment securities (excluding short-term instruments) aggregated $484,331,546 and $116,581,919, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

Accordingly, for the six months ended November 30, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

For the period from June 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

For the six months ended November 30, 2010, the Advisor reimbursed the Fund $29,925 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended November 30, 2010, the Administration Fee was $308,447, of which $67,967 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended November 30, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2010
Class A	$24,819	$—	$7,215
Class C	17,985	—	5,437
Class S	33,703	33,703	—
Institutional Class	2,331	—	751
	$78,838	$33,703	$13,403

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended November 30, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at November 30, 2010
Class C	$339,131	$82,131

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at November 30, 2010	Annualized Effective Rate
Class A	$250,962	$139,606	.21%
Class C	113,043	69,655	.25%
	$364,005	$209,261

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2010 aggregated $88,797.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the six months ended November 30, 2010, the CDSC for Class C shares aggregated $22,025. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,257, of which $3,974 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At November 30, 2010, the Fund had unfunded loan commitments of $1,000,000.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended November 30, 2010		Year Ended May 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	23,736,636	$218,484,751	19,188,031	$176,726,018
Class C	9,514,894	88,002,303	6,626,458	61,394,295
Class S	17,285,180	159,165,680	22,106,225	201,693,698
Institutional Class	4,089,146	37,602,689	4,470,916	40,108,920
		$503,255,423		$479,922,931
Shares issued to shareholders in reinvestment of distributions
Class A	588,220	$5,394,226	195,241	$1,781,432
Class C	181,385	1,672,243	53,435	491,477
Class S	481,715	4,410,055	341,314	3,085,757
Institutional Class	231,143	2,117,770	328,965	2,921,277
		$13,594,294		$8,279,943
Shares redeemed
Class A	(4,089,124)	$(37,464,394)	(1,608,304)	$(14,697,918)
Class C	(506,139)	(4,663,690)	(305,264)	(2,797,775)
Class S	(7,366,255)	(67,236,503)	(4,442,154)	(40,223,927)
Institutional Class	(997,824)	(9,170,479)	(1,338,112)	(11,643,581)
		$(118,535,066)		$(69,363,201)
Net increase (decrease)
Class A	20,235,732	$186,414,583	17,774,968	$163,809,532
Class C	9,190,140	85,010,856	6,374,629	59,087,997
Class S	10,400,640	96,339,232	18,005,385	164,555,528
Institutional Class	3,322,465	30,549,980	3,461,769	31,386,616
		$398,314,651		$418,839,673

Shareholder Meeting Results

A Special Meeting of the Shareholders (the "Meeting") of DWS Floating Rate Plus Fund (the "Fund"), a series of DWS Portfolio Trust, was held on July 28, 2010, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. Approval of a Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and QS Investors, LLC with respect to the Fund.
Number of Votes:
For	Against	Abstain
28,679,386.913	426,907.119	811,509.356

2. Approval of a Sub-Advisor Approval Policy for Affiliated and Non-Affiliated Sub-Advisors.
Number of Votes:
For	Against	Abstain
22,891,192.951	6,236,904.014	789,702.423

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010. The Board also noted that the Sub-Advisory Agreement was approved by the Fund's shareholders in July 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreements. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Interim and New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (together, the "New Agreements") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreements, shareholders should know that:

• In May 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreements.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreements, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreements.

In connection with the approval of the New Agreements, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreements, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreements, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreements.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreements, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreements.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreements, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the terms of the New Agreements are fair and reasonable and that the approval of the New Agreements is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Plus Fund, a series of DWS Portfolio Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	January 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 28, 2011